NON‐EMPLOYEE DIRECTOR COMPENSATION POLICY  INSPIRE MEDICAL SYSTEMS, INC.  (Last Amended: May 2, 2024)  Non‐employee members of the board of directors (the “Board”) of Inspire Medical Systems, Inc.  (the “Company”) shall be eligible to receive cash and equity compensation as set forth in this Non‐Employee  Director Compensation Policy  (this “Policy”). The cash and equity compensation described  in this Policy  shall be paid or be made, as applicable, automatically and without  further action of the Board, to each  member of the Board who is not an employee of the Company or any parent or subsidiary of the Company  (each, a “Non‐Employee Director”) who may be eligible to receive such cash or equity compensation, unless  such Non‐Employee Director declines the receipt of such cash or equity compensation by written notice to  the Company. This Policy  shall become effective after  the effectiveness of  the Company’s  initial public  offering (the “IPO”) and immediately prior to the establishment of the IPO price of the shares of common  stock of the Company (the “Effective Time”) and shall remain  in effect until  it  is revised or rescinded by  further action of the Board. This Policy may be amended, modified or terminated by the Board at any time  in its sole discretion. The terms and conditions of this Policy shall supersede any prior cash and/or equity  compensation arrangements for service as a member of the Board between the Company and any of its  Non‐Employee  Directors  and  between  any  subsidiary  of  the  Company  and  any  of  its  non‐employee  directors. No Non‐Employee Director shall have any rights hereunder, except with respect to equity awards  granted pursuant to this Policy.   1.0 Cash Compensation.  (a) Annual Retainers. Each Non‐Employee Director shall receive an annual retainer of $50,000 for service on the Board.   (b) Additional Annual Retainers.  In addition, a Non‐Employee Director shall  receive the following annual retainers:  (i) Chairperson  of  the  Board.  A  Non‐Employee  Director  serving  as Chairperson of the Board shall receive an additional annual retainer of $50,000 for such service.  (ii) Independent Director. A Non‐Employee Director serving as Lead Director of the Board shall receive an additional annual retainer of $32,000 for such service.   (iii) Audit Committee. A Non‐Employee Director serving as Chairperson of the Audit Committee shall receive an additional annual retainer of $20,000 for such service. A Non‐Employee  Director  serving  as  a member  of  the  Audit  Committee  (other  than  the  Chairperson)  shall  receive  an  additional annual retainer of $10,000 for such service.  (iv) Compensation  Committee.  A  Non‐Employee  Director  serving  as Chairperson of the Compensation Committee shall receive an additional annual retainer of $15,000  for  such service. A Non‐Employee Director serving as a member of the Compensation Committee (other than  the Chairperson) shall receive an additional annual retainer of $7,500 for such service.  (v) Nominating  and  Corporate  Governance  Committee.  A  Non‐Employee Director serving as Chairperson of the Nominating and Corporate Governance Committee shall receive an  additional annual retainer of $15,000 for such service. A Non‐Employee Director serving as a member of  the Nominating  and  Corporate Governance  Committee  (other  than  the  Chairperson)  shall  receive  an  additional annual retainer of $7,500 for such service.  Exhibit 10.1

Non‐Employee Director Compensation Policy  Inspire Medical Systems, Inc.          (c)  Payment of Retainers.     (i)  Timing. The annual retainers described in Sections 1(a) and 1(b) shall be  earned on a quarterly basis based on a calendar quarter and shall be paid by the Company in arrears on the  tenth business day following the end of each calendar quarter.     (ii)  Form. The annual retainers shall be paid in the form of cash; provided that  the Board may,  in  its discretion, permit a Non‐Employee Director to elect to receive any portion of the  annual retainer in the form of shares of common stock of the Company (“Common Stock”) in lieu of cash.  If such an election is permitted by the Board and made by a Non‐Employee Director, the number of shares  of Common Stock to be paid shall be determined by dividing the portion of the annual retainer payable in  the form of Common Stock by the Fair Market Value (as defined in the Company’s 2018 Incentive Award  Plan or any other applicable Company equity plan then maintained by the Company (such plan, as may be  amended from time to time, the “Equity Plan”)) per share of Common Stock on the date the retainer  is  payable. If the number of shares of Common Stock to be issued from this election is not a whole number  of shares, any remaining portion shall be paid in cash on the date the retainer is payable. Shares issued in  lieu of cash shall be fully vested and unrestricted shares of Common Stock. Any election by a Non‐Employee  Director to receive a portion of the annual retainer in shares of Common Stock must be made prior to the  applicable payment date for such portion of the annual retainer and pursuant to an election form to be  provided by the Company. An election must comply with all rules established  from time to time by the  Board,  including any  insider trading policy or similar policy. A Non‐Employee Director may not make an  election pursuant to this Section 1(c)(ii) during a Company blackout period or when  the Non‐Employee  Director is otherwise in possession of material non‐public information.     (iii)  Termination of Service.  In the event a Non‐Employee Director does not  serve as a Non‐Employee Director, or  in the applicable positions described  in Section 1(b), for an entire  calendar quarter, such Non‐Employee Director shall receive a prorated portion of the retainer(s) otherwise  payable  to  such Non‐Employee Director  for  such  calendar quarter pursuant  to Section 1(b), with  such  prorated  portion  determined  by  multiplying  such  otherwise  payable  retainer(s)  by  a  fraction,  the  numerator of which  is  the number of days during which  the Non‐Employee Director  serves as a Non‐ Employee Director or in the applicable positions described in Section 1(b) during the applicable calendar  quarter and the denominator of which is the number of days in the applicable calendar quarter.    2.0 Equity Compensation.   Non‐Employee Directors shall be granted the equity awards described below. The awards described  below shall be granted under and shall be subject to the terms and provisions of the Equity Plan and shall  be granted  subject  to  the execution and delivery of award agreements,  including attached exhibits,  in  substantially the forms previously approved by the Board. All applicable terms of the Equity Plan apply to  this Policy as if fully set forth herein, and all equity grants hereunder are subject in all respects to the terms  of the Equity Plan.  (a)  Annual Awards. Each Non‐Employee Director who (i) serves on the Board as of the  date of any annual meeting of the Company’s stockholders (an “Annual Meeting”) after the Effective Time  and (ii) will continue to serve as a Non‐Employee Director immediately following such Annual Meeting shall  be automatically granted, on the date of such Annual Meeting, an award of restricted stock units (“RSUs”)  having an aggregate fair value on the date of grant of $180,000 (as determined in accordance with FASB

Non‐Employee Director Compensation Policy  Inspire Medical Systems, Inc.      Accounting Codification Topic 718 (“ASC 718”) and subject to adjustment as provided in the Equity Plan). If  the number of shares of Common Stock subject to an RSU award granted under this Section 2(a) would  include a fractional share of Common Stock, the value of that fractional share shall instead be paid in cash  at the date of grant. The awards described in this Section 2(a) shall be referred to as the “Annual Awards.”  For the avoidance of doubt, a Non‐Employee Director elected for the first time to the Board at an Annual  Meeting shall receive only an Annual Award  in connection with such election, and shall not receive any  Initial Award on the date of such Annual Meeting as well.  (b)  Initial Awards. Each Non‐Employee Director who is initially elected or appointed to  the Board after the date the IPO price of the shares of Common Stock is established in connection with the  IPO, on any date other than the date of an Annual Meeting, shall be automatically granted, on the date of  such Non‐Employee Director’s initial election or appointment (such Non‐Employee Director’s “Start Date”),  an award of RSUs having an aggregate  fair value on such Non‐Employee Director’s Start Date equal  to  $270,000 (as determined in accordance with ASC 718 and subject to adjustment as provided in the Equity  Plan). If the number of shares of Common Stock subject to an RSU award granted under this Section 2(b)  would include a fractional share of Common Stock, the value of that fractional share shall instead be paid  in cash at the date of grant. The awards described in this Section 2(b) shall be referred to as “Initial Awards.”  For the avoidance of doubt, no Non‐Employee Director shall be granted more than one Initial Award.  (c)  Termination of Employment of Employee Directors. Members of the Board who  are employees of the Company or any parent or subsidiary of the Company who subsequently terminate  their employment with the Company and any parent or subsidiary of the Company and remain on the Board  will not receive an Initial Award pursuant to Section 2(b) above, but to the extent that they are otherwise  eligible, will be eligible  to  receive, after  termination  from service with  the Company and any parent or  subsidiary of the Company, Annual Awards as described in Section 2(a) above.  (d)  Vesting of Awards Granted to Non‐Employee Directors. Each Annual Award shall  vest and become exercisable on the first anniversary of the date of grant and each Initial Award shall vest  and become exercisable in three equal annual installments following the date of grant (such that the Initial  Award shall vest and become exercisable in full on the third anniversary of the date of grant), in each case  subject  to  the Non‐Employee Director  continuing  in  service  through  the  applicable  vesting  dates. No  portion of an Annual Award or Initial Award that is unvested or unexercisable at the time of a Non‐Employee  Director’s termination of service on the Board shall become vested and exercisable thereafter.  All of a Non‐ Employee Director’s Annual Awards and Initial Awards shall vest in full immediately prior to the occurrence  of a Change in Control (as defined in the Equity Plan), to the extent outstanding at such time.